                                                                  EXHIBIT 10.10

                                 AMENDMENT NO. 1
                               TO CREDIT AGREEMENT


         This Amendment dated as of February 28, 1997 (this "Amendment"), is entered into by and among UnionTools, Inc., a Delaware corporation ("Borrower"), Heller Financial, Inc., a Delaware corporation, in its capacity as Agent ("Agent"), and each of the Lenders under the Credit Agreement (as defined below), with reference to the following facts:


                                    RECITALS

         A. Lenders are extending various secured financial accommodations to Borrower upon the terms of that certain Credit Agreement dated as of December 27, 1996 among Borrower, Agent and Lenders (the "Credit Agreement").

         B. Borrower, Agent and Lenders desire to amend the Credit Agreement upon the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, Borrower, Agent and Lenders hereby agree as follows:

          1. Defined Terms. Unless otherwise specified herein, any capitalized terms defined in the Credit Agreement shall have the same respective meanings as used herein.

          2. Set Off. With respect to subsection 8.4 of the Credit Agreement, any Lender may exercise its set off rights as provided therein without the prior written consent of Agent, provided that such Lender shall give reasonably prompt subsequent written notice thereof to both Borrower and Agent.

          3. Environmental and Other Regulatory Matters. With respect to the environmental and other regulatory matters identified in the reports prepared by GaiaTech, Borrower shall, in a timely manner, provide such information and obtain such reports as may be reasonably required by Agent, and otherwise comply with the provisions of subsection 2.1 of the Credit Agreement.

          4. LIBOR Loan Request. With respect to any LIBOR Loan request received by Agent from Borrower pursuant to subsection 1.2(G) of the Credit Agreement, Agent shall provide a copy of such request to each Lender at least two (2) Business Days prior to the commencement of the subject Interest Period.

          5. Assignments and Participations. In the event that Heller assigns all or a portion of its Pro Rata Share of the Revolving Loan Commitment, the Acquisition Loan Commitment and Term Loan, or sells participation(s) therein, pursuant to subsection 8.1 of the Credit Agreement, where the effect of such assignment(s) or participation(s) is to reduce Heller's Pro Rata Share (less the aggregate amount of any percentage participation interests held therein by another Person) to less than twenty-three percent (23%), Heller shall give reasonably prompt subsequent notice thereof to each Lender.

          6. Events of Default, Etc. In the event that Agent receives a written notice or certificate from Borrower pursuant to subsection 4.10(L) of the Credit Agreement, Agent shall provide a copy thereof to each Lender in a reasonably prompt manner.

          7. Amendments and Waivers. Agent shall provide a copy of any written amendments, modifications, terminations and waivers as provided in subsection
9.2 of the Credit Agreement to each Lender in a reasonably prompt manner.

          8. Rubbermaid Product. With respect to the definition of "Permitted Encumbrances" in subsection 3.2 of the Credit Agreement, the interests of Rubbermaid Incorporated in the product it has delivered or may hereafter deliver to Borrower for processing, together with the products and proceeds thereof, and increases, substitutions, replacements, additions and accessions thereto, shall be deemed to be Permitted Encumbrances.

          9. Representations and Warranties. Borrower reaffirms that the representations and warranties made to Agent or Lenders in the Credit Agreement and other Loan Documents are true and correct in all material respects as of the date of this Amendment as though made as of such date and after giving effect to this Amendment. In addition, Borrower makes the following representations and warranties to Agent and Lenders, which shall survive the execution of this
Amendment:

                  a. The execution, delivery and performance of this Amendment are within Borrower's powers, have been duly authorized by all necessary actions, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

                  b. This Amendment is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally.

                  c. No event has occurred and is continuing, or would result from the execution, delivery and/or performance of this Amendment, which constitutes a Default or Event of Default under the Credit Agreement or any other of the Loan Documents, or would constitute such a Default or Event of Default but for the requirement that notice be given or time elapse or both, after giving effect to this Amendment.

          10. Continuing Effect of Loan Documents. To the extent of any inconsistencies between the terms of this Amendment and the Credit Agreement, this Amendment shall govern. In all other respects, the Credit Agreement and other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         11. References. Upon the effectiveness of this Amendment, each reference in any Loan Document to "the Agreement", "hereunder," "herein," "hereof," or of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         12. Governing Laws. This Amendment, upon becoming effective, shall be deemed to be a contract made under, governed by, and subject to, and shall be construed in accordance with, the internal laws of the State of Illinois.

         13. Effectiveness. This Amendment shall become effective upon its due execution and delivery by the parties hereto and the due execution and delivery of the following Consent of Guarantor to Agent.

         14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Amendment as of the date first set forth above, to become effective in the manner set forth above.

                                       UNIONTOOLS, INC.


                                       By: /s/ Stephen M. Kasprisin
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       HELLER FINANCIAL, INC., as Agent


                                       By: /s/ Elizabeth Price
                                          -------------------------------------

                                       Name: Elizabeth Price
                                            -----------------------------------

                                       Title: Vice President
                                              ----------------------------------

                                       HELLER FINANCIAL, INC., as a Lender


                                       By: /s/ Elizabeth Price
                                          -------------------------------------

                                       Name: Elizabeth Price
                                             ----------------------------------

                                       Title: Vice President
                                              ---------------------------------

                                       SANWA BUSINESS CREDIT CORPORATION,
                                       as a Lender


                                       By: /s/ Lawrence J. Placek
                                          -------------------------------------
                                       Name: Lawrence J. Placek
                                            -----------------------------------
                                       Title: Vice President
                                              ---------------------------------


                                       FLEET CAPITAL CORPORATION, as a Lender

                                       By: /s/ Alisa G. Frederick
                                          -------------------------------------
                                       Name: Alisa G. Frederick
                                            -----------------------------------
                                       Title: Vice President
                                              ---------------------------------


                                       PNC BANK, OHIO, NATIONAL
                                       ASSOCIATION, as a Lender

                                       By: /s/ Warren F. Weber
                                          -------------------------------------
                                       Name: Warren F. Weber
                                            -----------------------------------
                                       Title: AVP
                                              ---------------------------------


                                       THE FIRST NATIONAL BANK OF BOSTON, as
                                       a Lender


                                       By: /s/ Timothy M. Sarns
                                          -------------------------------------
                                       Name: Timothy M. Sarns
                                            -----------------------------------
                                       Title: Division Executive
                                              ---------------------------------


                                       STAR BANK, N.A., as a Lender


                                       By: /s/ Richard W. Neltner
                                          -------------------------------------
                                       Name: Richard W. Neltner
                                            -----------------------------------
                                       Title: Vice President
                                              ---------------------------------

                              CONSENT OF GUARANTOR

         The undersigned, as guarantor of the Obligations of Borrower to Agent and Lenders pursuant to that certain Guaranty dated as of December 27, 1996 (the "Guaranty") hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 and acknowledges, consents and agrees that (i) the Guaranty remains in full force and effect and is hereby reaffirmed, and (ii) the execution and delivery of the foregoing Amendment No. 1 and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the Guaranty.


Dated:  As of February 28, 1997        VISION HARDWARE GROUP, INC., a Delaware
                                       corporation


                                       By: /s/ Stephen M. Kasprisin
                                           ____________________________________

                                       Name:___________________________________
                                       Title:__________________________________